Exhibit 4.2

Execution Version

SECOND SUPPLEMENTAL INDENTURE

Dated as of February 24, 2025

Between

CISCO SYSTEMS, INC.,

as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

to

INDENTURE

Dated as of February 26, 2024

Between

CISCO SYSTEMS, INC., as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

4.550% Notes due 2028

4.750% Notes due 2030

4.950% Notes due 2032

5.100% Notes due 2035

5.500% Notes due 2055

i

SECOND SUPPLEMENTAL INDENTURE, dated as of February 24, 2025 (this “Supplemental Indenture”), between CISCO SYSTEMS, INC., a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association duly organized and existing under the laws of the United States, as Trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee, entered into the Indenture, dated as of February 26, 2024 (the “Base Indenture” and, as supplemented by this Supplemental Indenture, the “Indenture”), providing for the issuance of the Company’s debt securities (the “Securities”), to be issued in one or more series;

WHEREAS, pursuant to the terms of the Base Indenture, the Company desires to provide for the establishment of five new series of its Securities under the Indenture to be known as its “4.550% Notes due 2028” (the “2028 Notes”), “4.750% Notes due 2030” (the “2030 Notes”), “4.950% Notes due 2032” (the “2032 Notes”), “5.100% Notes due 2035” (the “2035 Notes”) and“5.500% Notes due 2055” (the “2055 Notes” and, collectively with the 2028 Notes, the 2030 Notes, the 2032 Notes and the 2035 Notes, the “Notes”), the form and substance and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Supplemental Indenture;

WHEREAS, the Board of Directors of the Company by duly adopted resolutions has authorized the proper officers of the Company to, among other things, determine the terms of the Securities to be issued under the Indenture and execute any and all appropriate documents necessary or appropriate to effect each such issuance;

WHEREAS, this Supplemental Indenture is being entered into pursuant to the provisions of Section 301 and Section 901 of the Base Indenture;

WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, the Company covenants and agrees, with the Trustee, as follows:

ARTICLE 1.

DEFINITIONS

Section 1.1. Definition of Terms.

Unless the context otherwise requires: (i) each term defined in the Base Indenture has the same meaning when used in this Supplemental Indenture; (ii) the singular includes the plural, and vice versa; and (iii) headings are for convenience of reference only and do not affect interpretation.

ARTICLE 2.

TERMS AND CONDITIONS OF NOTES

Section 2.1. Designation and Principal Amount.

(a) There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.550% Notes due 2028,” which is initially limited in aggregate principal amount to $1,000,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other 2028 Notes pursuant to Section 304, 305, 306, 906, 1107 or 1405 of the Base Indenture and except for any Securities which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered).

(b) There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.750% Notes due 2030,” which is initially limited in aggregate principal amount to $1,000,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other 2030 Notes pursuant to Section 304, 305, 306, 906, 1107 or 1405 of the Base Indenture and except for any Securities which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered).

(c) There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.950% Notes due 2032,” which is initially limited in aggregate principal amount to $1,000,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other 2032 Notes pursuant to Section 304, 305, 306, 906, 1107 or 1405 of the Base Indenture and except for any Securities which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered).

(d) There is hereby authorized and established a series of Securities under the Indenture, designated as the “5.100% Notes due 2035,” which is initially limited in aggregate principal amount to $1,250,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other 2035 Notes pursuant to Section 304, 305, 306, 906, 1107 or 1405 of the Base Indenture and except for any Securities which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered).

(e) There is hereby authorized and established a series of Securities under the Indenture, designated as the “5.500% Notes due 2055,” which is initially limited in aggregate principal amount to $750,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other 2055 Notes pursuant to Section 304, 305, 306, 906, 1107 or 1405 of the Base Indenture and except for any Securities which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered).

Section 2.2. Maturity.

(a) The Stated Maturity of principal of the 2028 Notes shall be February 24, 2028.

(b) The Stated Maturity of principal of the 2030 Notes shall be February 24, 2030.

(c) The Stated Maturity of principal of the 2032 Notes shall be February 24, 2032.

(d) The Stated Maturity of principal of the 2035 Notes shall be February 24, 2035.

(e) The Stated Maturity of principal of the 2055 Notes shall be February 24, 2055.

Section 2.3. Further Issues. The Company may at any time and from time to time, without the consent of the Holders of any series of the Notes, issue additional notes of any series. Any such additional notes shall have the same ranking, interest rate, maturity date and other terms as the relevant series of Notes (except for the issue date and, in certain cases, the initial interest payment date). Any such additional notes of a series, together with the Notes of the relevant series herein provided for, shall constitute a single series of Securities under the Indenture; provided that if such additional notes are not fungible for U.S. federal income tax purposes with the relevant series of Notes, such additional notes will have one or more separate CUSIP numbers.

Section 2.4. Payment. Principal of (and the applicable redemption price, if any) and interest on the Notes shall be payable in U.S. dollars in immediately available funds at the office or agency of the Company maintained for such purpose in New York, New York, which shall initially be at the office of the Trustee’s affiliate located at 240 Greenwich St., New York, New York 10286; provided, however, that, at the option of the Company, the Company may pay interest by check mailed to the Holder entitled thereto at such Holder’s address as it appears on the Security Register at the close of business on the Regular Record Date for such Holder or by wire transfer to an account appropriately designated by the Holder to the Company and the Trustee; and provided, further, that the Company will pay principal of and interest on, the Notes in global form registered in the name of or held by The Depository Trust Company (“DTC”) or such other Depositary as any Officer of the Company may from time to time designate, or its respective nominee, by wire in immediately available funds to such Depositary or its nominee, as the case may be, as the registered holder of such Notes in global form.

Section 2.5. Global Securities. Upon the original issuance, the Notes will be represented by Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 2.6. Interest.

(a) The 2028 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from February 24, 2025 at the rate of 4.550% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from February 24, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding the relevant Interest Payment Date. The Interest Payment Dates on which such interest shall be payable are February 24 and August 24 of each year, commencing on August 24, 2025. Interest payable on each Interest Payment Date will be payable to the Person in whose name such 2028 Notes are registered at the close of business on the immediately preceding Regular Record Date for such interest. If an Interest Payment Date for the 2028 Notes falls on a day that is not a Business Day, the interest payment shall be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after such Interest Payment Date.

(b) The 2030 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from February 24, 2025 at the rate of 4.750% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from February 24, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding the relevant Interest Payment Date. The Interest Payment Dates on which such interest shall be payable are February 24 and August 24 of each year, commencing on August 24, 2025. Interest payable on each Interest Payment Date will be payable to the Person in whose name such 2030 Notes are registered at the close of business on the immediately preceding Regular Record Date for such interest. If an Interest Payment Date for the 2030 Notes falls on a day that is not a Business Day, the interest payment shall be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after such Interest Payment Date.

(c) The 2032 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from February 24, 2025 at the rate of 4.950% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from February 24, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding the relevant Interest Payment Date. The Interest Payment Dates on which such interest shall be payable are February 24 and August 24 of each year, commencing on August 24, 2025. Interest payable on each Interest Payment Date will be payable to the Person in whose name such 2032 Notes are registered at the close of business on the immediately preceding Regular Record Date for such interest. If an Interest Payment Date for the 2032 Notes falls on a day that is not a Business Day, the interest payment shall be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after such Interest Payment Date.

(d) The 2035 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from February 24, 2025 at the rate of 5.100% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from February 24, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding the relevant Interest Payment Date. The Interest Payment Dates on which such interest shall be payable are February

24 and August 24 of each year, commencing on August 24, 2025. Interest payable on each Interest Payment Date will be payable to the Person in whose name such 2035 Notes are registered at the close of business on the immediately preceding Regular Record Date for such interest. If an Interest Payment Date for the 2035 Notes falls on a day that is not a Business Day, the interest payment shall be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after such Interest Payment Date.

(e) The 2055 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from February 24, 2025 at the rate of 5.500% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date will include interest accrued from February 24, 2025, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding the relevant Interest Payment Date. The Interest Payment Dates on which such interest shall be payable are February 24 and August 24 of each year, commencing on August 24, 2025. Interest payable on each Interest Payment Date will be payable to the Person in whose name such 2055 Notes are registered at the close of business on the immediately preceding Regular Record Date for such interest. If an Interest Payment Date for the 2055 Notes falls on a day that is not a Business Day, the interest payment shall be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after such Interest Payment Date.

Section 2.7. Redemption Price Determination. The Trustee shall have no responsibility to calculate the Redemption Price or determine the Treasury Rate (as defined in the Notes.

Section 2.8. Authorized Denominations. The Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 2.9. Redemption and Sinking Fund. The Notes shall not be redeemable at the option of the Company or at the option of the Holders except as set forth in the Notes.

Section 2.10. Sinking Fund and Open Market Purchases. The Notes shall not be entitled to the benefit of any sinking fund and the Company will not be required to make any sinking fund payments with respect to the Notes. The Company may, at its discretion, at any time and from time to time acquire notes in the open market, by tender-offer, negotiated transactions or otherwise.

Section 2.11. Ranking. The Notes shall be senior unsecured debt obligations of the Company, ranking equally among themselves and with all of the Company’s other present and future unsecured and unsubordinated indebtedness.

Section 2.12. Appointments. The Trustee will be the Trustee, the initial Security Registrar and the initial Paying Agent for the Notes under the Indenture, as supplemented by this Supplemental Indenture.

Section 2.13. Defeasance. The Company may elect, at its option at any time, pursuant to Section 1301 of the Base Indenture, to have Section 1302 or Section 1303 of the Base Indenture, or both, apply to the 2028 Notes, the 2030 Notes, the 2032 Notes, the 2035 Notes, the 2055 Notes, or all, or any principal amount thereof.

ARTICLE 3.

FORM OF NOTES

Section 3.1. Form of Notes. The Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibits A, B, C, D and E hereto.

ARTICLE 4.

ORIGINAL ISSUE OF NOTES

Section 4.1. Original Issue of Notes. The Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such Notes as in such Company Order provided.

ARTICLE 5.

MISCELLANEOUS

Section 5.1. Ratification of Indenture. The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified, confirmed and binding upon the parties hereto, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided; provided, however, that the provisions of this Supplemental Indenture shall apply solely with respect to the Notes.

Section 5.2. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 5.3. Governing Law. This Supplemental Indenture and each Note shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 5.4. Separability. In case any one or more of the provisions contained in the Indenture, this Supplemental Indenture or the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of the Indenture, this Supplemental Indenture or the Notes, but the Indenture, this Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 5.5. Counterparts. This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

CISCO SYSTEMS, INC.

By:	/s/ Roger Biscay
Name: Roger Biscay
Title: Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

[Signature Page to Second Supplemental Indenture]

EXHIBIT A

FORM OF 4.550% NOTE DUE 2028

[FACE OF NOTE]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

Cisco Systems, Inc.

4.550% Senior Notes due 2028

No. __________	CUSIP No.
17275R BW1
ISIN No.
US17275RBW16

Initially $

CISCO SYSTEMS, INC., a Delaware corporation (the “Company”), which term includes any successor under the Indenture hereinafter referred to on the reverse hereof, for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of __________ ($__________) or such other amount as indicated on the Schedule of Exchange of Notes attached hereto on February 24, 2028.

Interest Rate: 4.550% per annum

Interest Payment Dates: February 24 and August 24 of each year, commencing August 24, 2025

Regular Record Dates: February 9 and August 9 of each year

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CISCO SYSTEMS, INC.

By:
Authorized Signatory

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

Cisco Systems, Inc.

4.550% Senior Notes due 2028

Interest

The Company promises to pay interest on the principal amount of this Note at the rate per annum described above. Interest on the Notes will accrue from the most recent Interest Payment Date to which interest has been paid or provided for, or if no interest has been paid, from February 24, 2025, to but excluding the relevant Interest Payment Date. The Company will make interest payments on the Notes semiannually in arrears on each Interest Payment Date, commencing August 24, 2025, to the person in whose name such Notes are registered at the close of business on the immediately preceding Regular Record Date. If an Interest Payment Date for the Notes falls on a day that is not a Business Day, the interest payment shall be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after such Interest Payment Date. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

Paying Agent

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the Holders.

Indenture

This Note is one of the Notes due February 24, 2028 (the “Notes”) issued under an Indenture, dated as of February 26, 2024, between the Company and the Trustee (the “Base Indenture”) and established pursuant to a Second Supplemental Indenture dated February 24, 2025, issued pursuant to Section 301 and Section 901 of the Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). This Note is a Security and the Notes are “Securities” under the Indenture.

Defined Terms

Unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “Trust Indenture Act”). Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

“Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or obligated by law or executive order to close in New York, New York.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date of the Notes, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Optional Redemption

The Notes shall be redeemable as a whole or in part, at the Company’s option, at any time and from time to time prior to January 24, 2028 (one month prior to the maturity date of the Notes) (the “Par Call Date”) at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming for such purpose that the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 5 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

The Notes shall be redeemable as a whole or in part, at the Company’s option, at any time and from time to time on or after the Par Call Date, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to the Redemption Date.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to calculate the Redemption Price or the Treasury Rate.

Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the Redemption Date to each Holder of record of the Notes to be redeemed at its registered address.

The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the Redemption Date, the manner in which the Redemption Price will be calculated and the place or places that payment will be made upon presentation and surrender of Notes to be redeemed.

Unless the Company defaults in the payment of the Redemption Price, interest will cease to accrue on any Notes that have been called for redemption at the Redemption Date. If less than all of the Notes of a series are to be redeemed, the Notes of such series to be redeemed will be selected according to DTC procedures, in the case of Notes represented by a Global Security, or by lot, in the case of Notes that are not represented by a Global Security.

Denominations; Transfer; Exchange

The Notes are in registered form without interest coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture.

Amendment; Supplement; Waiver

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting as a single class). Without the consent of any Holder, the parties thereto may enter into one or more indentures supplemental thereto, among other things, to cure any ambiguity, to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision therein or to add to, change or eliminate any provision of the Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act.

Defaults and Remedies

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Company) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in aggregate principal amount of the Securities of all affected series then Outstanding (including the Notes) voting together as a single class, shall by written notice, require the Company to repay immediately the entire principal amount of the Outstanding Securities, together with all accrued and unpaid interest. If a bankruptcy Event of Default with respect to the Company occurs and is continuing, then the entire principal amount of the Outstanding Securities (including the Notes) will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities of all affected series (including the Notes) at the time Outstanding (voting together as a single class) to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain Defaults or Events of Default if and so long as a committee of the Trustee’s Responsible Officers in good faith determines that withholding the notice is not opposed to the interests of Holders of Notes.

Authentication

This Note shall not be valid until the Trustee manually or electronically signs the certificate of authentication on this Note.

Abbreviations and Defined Terms

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

Governing Law

The laws of the State of New York shall govern the Indenture and this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint ___________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:

(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT B

FORM OF 4.750% NOTE DUE 2030

[FACE OF NOTE]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

Cisco Systems, Inc.

4.750% Senior Notes due 2030

No. __________	CUSIP No.
17275R BX9
ISIN No.
US17275RBX98

Initially $

CISCO SYSTEMS, INC., a Delaware corporation (the “Company”), which term includes any successor under the Indenture hereinafter referred to on the reverse hereof, for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of __________ ($__________) or such other amount as indicated on the Schedule of Exchange of Notes attached hereto on February 24, 2030.

Interest Rate: 4.750% per annum

Interest Payment Dates: February 24 and August 24 of each year, commencing August 24, 2025

Regular Record Dates: February 9 and August 9 of each year

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CISCO SYSTEMS, INC.

By:
Authorized Signatory

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

Cisco Systems, Inc.

4.750% Senior Notes due 2030

Interest

The Company promises to pay interest on the principal amount of this Note at the rate per annum described above. Interest on the Notes will accrue from the most recent Interest Payment Date to which interest has been paid or provided for, or if no interest has been paid, from February 24, 2025, to but excluding the relevant Interest Payment Date. The Company will make interest payments on the Notes semiannually in arrears on each Interest Payment Date, commencing August 24, 2025, to the person in whose name such Notes are registered at the close of business on the immediately preceding Regular Record Date. If an Interest Payment Date for the Notes falls on a day that is not a Business Day, the interest payment shall be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after such Interest Payment Date. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

Paying Agent

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the Holders.

Indenture

This Note is one of the Notes due February 24, 2030 (the “Notes”) issued under an Indenture, dated as of February 26, 2024, between the Company and the Trustee (the “Base Indenture”) and established pursuant to a Second Supplemental Indenture dated February 24, 2025, issued pursuant to Section 301 and Section 901 of the Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). This Note is a Security and the Notes are “Securities” under the Indenture.

Defined Terms

Unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “Trust Indenture Act”). Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

“Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or obligated by law or executive order to close in New York, New York.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date of the Notes, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Optional Redemption

The Notes shall be redeemable as a whole or in part, at the Company’s option, at any time and from time to time prior to January 24, 2030 (one month prior to the maturity date of the Notes) (the “Par Call Date”) at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming for such purpose that the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

The Notes shall be redeemable as a whole or in part, at the Company’s option, at any time and from time to time on or after the Par Call Date, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to the Redemption Date.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to calculate the Redemption Price or the Treasury Rate.

Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the Redemption Date to each Holder of record of the Notes to be redeemed at its registered address.

The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the Redemption Date, the manner in which the Redemption Price will be calculated and the place or places that payment will be made upon presentation and surrender of Notes to be redeemed.

Unless the Company defaults in the payment of the Redemption Price, interest will cease to accrue on any Notes that have been called for redemption at the Redemption Date. If less than all of the Notes of a series are to be redeemed, the Notes of such series to be redeemed will be selected according to DTC procedures, in the case of Notes represented by a Global Security, or by lot, in the case of Notes that are not represented by a Global Security.

Denominations; Transfer; Exchange

The Notes are in registered form without interest coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture.

Amendment; Supplement; Waiver

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting as a single class). Without the consent of any Holder, the parties thereto may enter into one or more indentures supplemental thereto, among other things, to cure any ambiguity, to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision therein or to add to, change or eliminate any provision of the Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act.

Defaults and Remedies

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Company) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in aggregate principal amount of the Securities of all affected series then Outstanding (including the Notes) voting together as a single class, shall by written notice, require the Company to repay immediately the entire principal amount of the Outstanding Securities, together with all accrued and unpaid interest. If a bankruptcy Event of Default with respect to the Company occurs and is continuing, then the entire principal amount of the Outstanding Securities (including the Notes) will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities of all affected series (including the Notes) at the time Outstanding (voting together as a single class) to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain Defaults or Events of Default if and so long as a committee of the Trustee’s Responsible Officers in good faith determines that withholding the notice is not opposed to the interests of Holders of Notes.

Authentication

This Note shall not be valid until the Trustee manually or electronically signs the certificate of authentication on this Note.

Abbreviations and Defined Terms

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

Governing Law

The laws of the State of New York shall govern the Indenture and this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint ___________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:

(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT C

FORM OF 4.950% NOTE DUE 2032

[FACE OF NOTE]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

Cisco Systems, Inc.

4.950% Senior Notes due 2032

No. __________	CUSIP No.
17275R BY7
ISIN No.
US17275RBY71

Initially $

CISCO SYSTEMS, INC., a Delaware corporation (the “Company”), which term includes any successor under the Indenture hereinafter referred to on the reverse hereof, for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of __________ ($__________) or such other amount as indicated on the Schedule of Exchange of Notes attached hereto on February 24, 2032.

Interest Rate: 4.950% per annum

Interest Payment Dates: February 24 and August 24 of each year, commencing August 24, 2025

Regular Record Dates: February 9 and August 9 of each year

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CISCO SYSTEMS, INC.

By:
Authorized Signatory

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

Cisco Systems, Inc.

4.950% Senior Notes due 2032

Interest

The Company promises to pay interest on the principal amount of this Note at the rate per annum described above. Interest on the Notes will accrue from the most recent Interest Payment Date to which interest has been paid or provided for, or if no interest has been paid, from February 24, 2025, to but excluding the relevant Interest Payment Date. The Company will make interest payments on the Notes semiannually in arrears on each Interest Payment Date, commencing August 24, 2025, to the person in whose name such Notes are registered at the close of business on the immediately preceding Regular Record Date. If an Interest Payment Date for the Notes falls on a day that is not a Business Day, the interest payment shall be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after such Interest Payment Date. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

Paying Agent

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the Holders.

Indenture

This Note is one of the Notes due February 24, 2032 (the “Notes”) issued under an Indenture, dated as of February 26, 2024, between the Company and the Trustee (the “Base Indenture”) and established pursuant to a Second Supplemental Indenture dated February 24, 2025, issued pursuant to Section 301 and Section 901 of the Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). This Note is a Security and the Notes are “Securities” under the Indenture.

Defined Terms

Unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “Trust Indenture Act”). Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

“Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or obligated by law or executive order to close in New York, New York.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date of the Notes, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Optional Redemption

The Notes shall be redeemable as a whole or in part, at the Company’s option, at any time and from time to time prior to December 24, 2031 (two months prior to the maturity date of the Notes) (the “Par Call Date”) at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming for such purpose that the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

The Notes shall be redeemable as a whole or in part, at the Company’s option, at any time and from time to time on or after the Par Call Date, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to the Redemption Date.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to calculate the Redemption Price or the Treasury Rate.

Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the Redemption Date to each Holder of record of the Notes to be redeemed at its registered address.

The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the Redemption Date, the manner in which the Redemption Price will be calculated and the place or places that payment will be made upon presentation and surrender of Notes to be redeemed.

Unless the Company defaults in the payment of the Redemption Price, interest will cease to accrue on any Notes that have been called for redemption at the Redemption Date. If less than all of the Notes of a series are to be redeemed, the Notes of such series to be redeemed will be selected according to DTC procedures, in the case of Notes represented by a Global Security, or by lot, in the case of Notes that are not represented by a Global Security.

Denominations; Transfer; Exchange

The Notes are in registered form without interest coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture.

Amendment; Supplement; Waiver

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting as a single class). Without the consent of any Holder, the parties thereto may enter into one or more indentures supplemental thereto, among other things, to cure any ambiguity, to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision therein or to add to, change or eliminate any provision of the Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act.

Defaults and Remedies

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Company) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in aggregate principal amount of the Securities of all affected series then Outstanding (including the Notes) voting together as a single class, shall by written notice, require the Company to repay immediately the entire principal amount of the Outstanding Securities, together with all accrued and unpaid interest. If a bankruptcy Event of Default with respect to the Company occurs and is continuing, then the entire principal amount of the Outstanding Securities (including the Notes) will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities of all affected series (including the Notes) at the time Outstanding (voting together as a single class) to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain Defaults or Events of Default if and so long as a committee of the Trustee’s Responsible Officers in good faith determines that withholding the notice is not opposed to the interests of Holders of Notes.

Authentication

This Note shall not be valid until the Trustee manually or electronically signs the certificate of authentication on this Note.

Abbreviations and Defined Terms

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

Governing Law

The laws of the State of New York shall govern the Indenture and this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint ___________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:

(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT D

FORM OF 5.100% NOTE DUE 2035

[FACE OF NOTE]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

Cisco Systems, Inc.

5.100% Senior Notes due 2035

No. __________	CUSIP No.
17275R BZ4
ISIN No.
US17275RBZ47

Initially $

CISCO SYSTEMS, INC., a Delaware corporation (the “Company”), which term includes any successor under the Indenture hereinafter referred to on the reverse hereof, for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of __________ ($__________) or such other amount as indicated on the Schedule of Exchange of Notes attached hereto on February 24, 2035.

Interest Rate: 5.100% per annum

Interest Payment Dates: February 24 and August 24 of each year, commencing August 24, 2025

Regular Record Dates: February 9 and August 9 of each year

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CISCO SYSTEMS, INC.

By:
Authorized Signatory

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

Cisco Systems, Inc.

5.100% Senior Notes due 2035

Interest

The Company promises to pay interest on the principal amount of this Note at the rate per annum described above. Interest on the Notes will accrue from the most recent Interest Payment Date to which interest has been paid or provided for, or if no interest has been paid, from February 24, 2025, to but excluding the relevant Interest Payment Date. The Company will make interest payments on the Notes semiannually in arrears on each Interest Payment Date, commencing August 24, 2025, to the person in whose name such Notes are registered at the close of business on the immediately preceding Regular Record Date. If an Interest Payment Date for the Notes falls on a day that is not a Business Day, the interest payment shall be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after such Interest Payment Date. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

Paying Agent

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the Holders.

Indenture

This Note is one of the Notes due February 24, 2035 (the “Notes”) issued under an Indenture, dated as of February 26, 2024, between the Company and the Trustee (the “Base Indenture”) and established pursuant to a Second Supplemental Indenture dated February 24, 2025, issued pursuant to Section 301 and Section 901 of the Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). This Note is a Security and the Notes are “Securities” under the Indenture.

Defined Terms

Unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “Trust Indenture Act”). Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

“Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or obligated by law or executive order to close in New York, New York.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date of the Notes, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Optional Redemption

The Notes shall be redeemable as a whole or in part, at the Company’s option, at any time and from time to time prior to November 24, 2034 (three months prior to the maturity date of the Notes) (the “Par Call Date”) at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming for such purpose that the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

The Notes shall be redeemable as a whole or in part, at the Company’s option, at any time and from time to time on or after the Par Call Date, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to the Redemption Date.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to calculate the Redemption Price or the Treasury Rate.

Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the Redemption Date to each Holder of record of the Notes to be redeemed at its registered address.

The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the Redemption Date, the manner in which the Redemption Price will be calculated and the place or places that payment will be made upon presentation and surrender of Notes to be redeemed.

Unless the Company defaults in the payment of the Redemption Price, interest will cease to accrue on any Notes that have been called for redemption at the Redemption Date. If less than all of the Notes of a series are to be redeemed, the Notes of such series to be redeemed will be selected according to DTC procedures, in the case of Notes represented by a Global Security, or by lot, in the case of Notes that are not represented by a Global Security.

Denominations; Transfer; Exchange

The Notes are in registered form without interest coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture.

Amendment; Supplement; Waiver

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting as a single class). Without the consent of any Holder, the parties thereto may enter into one or more indentures supplemental thereto, among other things, to cure any ambiguity, to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision therein or to add to, change or eliminate any provision of the Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act.

Defaults and Remedies

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Company) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in aggregate principal amount of the Securities of all affected series then Outstanding (including the Notes) voting together as a single class, shall by written notice, require the Company to repay immediately the entire principal amount of the Outstanding Securities, together with all accrued and unpaid interest. If a bankruptcy Event of Default with respect to the Company occurs and is continuing, then the entire principal amount of the Outstanding Securities (including the Notes) will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities of all affected series (including the Notes) at the time Outstanding (voting together as a single class) to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain Defaults or Events of Default if and so long as a committee of the Trustee’s Responsible Officers in good faith determines that withholding the notice is not opposed to the interests of Holders of Notes.

Authentication

This Note shall not be valid until the Trustee manually or electronically signs the certificate of authentication on this Note.

Abbreviations and Defined Terms

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

Governing Law

The laws of the State of New York shall govern the Indenture and this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint ___________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:

(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

EXHIBIT E

FORM OF 5.500% NOTE DUE 2055

[FACE OF NOTE]

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

Cisco Systems, Inc.

5.500% Senior Notes due 2055

No. __________	CUSIP No.
17275R CA8
ISIN No.
US17275RCA86

Initially $

CISCO SYSTEMS, INC., a Delaware corporation (the “Company”), which term includes any successor under the Indenture hereinafter referred to on the reverse hereof, for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of __________ ($__________) or such other amount as indicated on the Schedule of Exchange of Notes attached hereto on February 24, 2055.

Interest Rate: 5.500% per annum

Interest Payment Dates: February 24 and August 24 of each year, commencing August 24, 2025

Regular Record Dates: February 9 and August 9 of each year

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CISCO SYSTEMS, INC.

By:
Authorized Signatory

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

Cisco Systems, Inc.

5.500% Senior Notes due 2055

Interest

The Company promises to pay interest on the principal amount of this Note at the rate per annum described above. Interest on the Notes will accrue from the most recent Interest Payment Date to which interest has been paid or provided for, or if no interest has been paid, from February 24, 2025, to but excluding the relevant Interest Payment Date. The Company will make interest payments on the Notes semiannually in arrears on each Interest Payment Date, commencing August 24, 2025, to the person in whose name such Notes are registered at the close of business on the immediately preceding Regular Record Date. If an Interest Payment Date for the Notes falls on a day that is not a Business Day, the interest payment shall be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after such Interest Payment Date. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months.

Paying Agent

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent. The Company may change any paying agent without notice to the Holders.

Indenture

This Note is one of the Notes due February 24, 2055 (the “Notes”) issued under an Indenture, dated as of February 26, 2024, between the Company and the Trustee (the “Base Indenture”) and established pursuant to a Second Supplemental Indenture dated February 24, 2025, issued pursuant to Section 301 and Section 901 of the Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). This Note is a Security and the Notes are “Securities” under the Indenture.

Defined Terms

Unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “Trust Indenture Act”). Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

“Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or obligated by law or executive order to close in New York, New York.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date of the Notes, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Optional Redemption

The Notes shall be redeemable as a whole or in part, at the Company’s option, at any time and from time to time prior to August 24, 2054 (six months prior to the maturity date of the Notes) (the “Par Call Date”) at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming for such purpose that the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

The Notes shall be redeemable as a whole or in part, at the Company’s option, at any time and from time to time on or after the Par Call Date, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to the Redemption Date.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility to calculate the Redemption Price or the Treasury Rate.

Notice of redemption will be mailed or electronically delivered at least 10 but not more than 60 days before the Redemption Date to each Holder of record of the Notes to be redeemed at its registered address.

The notice of redemption for the Notes will state, among other things, the amount of Notes to be redeemed, the Redemption Date, the manner in which the Redemption Price will be calculated and the place or places that payment will be made upon presentation and surrender of Notes to be redeemed.

Unless the Company defaults in the payment of the Redemption Price, interest will cease to accrue on any Notes that have been called for redemption at the Redemption Date. If less than all of the Notes of a series are to be redeemed, the Notes of such series to be redeemed will be selected according to DTC procedures, in the case of Notes represented by a Global Security, or by lot, in the case of Notes that are not represented by a Global Security.

Denominations; Transfer; Exchange

The Notes are in registered form without interest coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture.

Amendment; Supplement; Waiver

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting as a single class). Without the consent of any Holder, the parties thereto may enter into one or more indentures supplemental thereto, among other things, to cure any ambiguity, to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision therein or to add to, change or eliminate any provision of the Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act.

Defaults and Remedies

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Company) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in aggregate principal amount of the Securities of all affected series then Outstanding (including the Notes) voting together as a single class, shall by written notice, require the Company to repay immediately the entire principal amount of the Outstanding Securities, together with all accrued and unpaid interest. If a bankruptcy Event of Default with respect to the Company occurs and is continuing, then the entire principal amount of the Outstanding Securities (including the Notes) will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities of all affected series (including the Notes) at the time Outstanding (voting together as a single class) to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain Defaults or Events of Default if and so long as a committee of the Trustee’s Responsible Officers in good faith determines that withholding the notice is not opposed to the interests of Holders of Notes.

Authentication

This Note shall not be valid until the Trustee manually or electronically signs the certificate of authentication on this Note.

Abbreviations and Defined Terms

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

Governing Law

The laws of the State of New York shall govern the Indenture and this Note.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint ___________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:

(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian